NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Multi-Manager Small Cap Value Fund

Supplement dated December 18, 2025

to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 10, 2025, the Board approved the termination of WCM Investment Management, LLC (“WCM”) as a subadviser to the NVIT Multi-Manager Small Cap Value Fund (the “Fund”), effective on or about March 2, 2026 (the “Effective Date”). Accordingly, all references to, and information regarding, WCM are deleted in their entirety. Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), will continue to serve as the Fund’s sole subadviser.

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Small Cap Value Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. The Fund invests primarily in value stocks, which are stocks that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies.

The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the Russell 2000 Value Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.

The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold.

c.	The information under the heading “Principal Risks” beginning on page 2 of the Summary Prospectus is modified as follows:

i.	“Initial public offering risk,” “Multi-manager risk” and “Special situation companies risk” are deleted in their entirety.

ii.

“Selection risk” is deleted in its entirety and replaced with the following: “Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

iii.

The first sentence of “Model and data risk” is deleted and replaced with the following: “The Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”).

d.	The information under the heading “Portfolio Management – Subadvisers” on page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund

Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2019

Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research	Since 2019

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